UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 28, 2013

GLOBAL AXCESS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-17874	88-0199674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Belfort Parkway, Suite 165, Jacksonville, Florida		32256
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(904) 280-3950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2013, Global Axcess Corp., a Nevada corporation (the “Company”) and its subsidiary Nationwide Ntertainment Services, Inc., a Nevada corporation, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with E.T. Video, Inc. (the “Purchaser”), whereby the Company and its subsidiary would sell to Purchaser, and Purchaser would purchase and acquire from the Company and its subsidiaries, a majority of the assets of the Company and its subsidiary related to the Company’s DVD business. The transaction will be subject to Sections 105, 363 and 365 of Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), and pursuant to the Company’s motion to approve such sale.

The Asset Purchase Agreement provides for consideration to be paid by Purchaser in the form of assumption of specified liabilities, including cure amounts owed under certain executory contracts of the Company, and payment in cash to the Company of $325,000 (with $50,000 payable upon execution and the balance payable upon closing). The transaction is subject to certain closing conditions as specified in the Asset Purchase Agreement.

The Company’s other business assets which are not related to the Company’s DVD business are not being transferred pursuant to the Asset Purchase Agreement, and will remain property of the Company, pending other disposition.

The Asset Purchase Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any factual, business or operational information about the Company or its subsidiaries. The Asset Purchase Agreement contains representations and warranties that the parties to the Asset Purchase Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in schedules that the Company provided in connection with execution of the Asset Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement. Moreover, the representations and warranties in the Asset Purchase Agreement (i) are subject to materiality standards which may differ from what may be viewed as material by investors and shareholders, (ii) in certain cases, were used for the purpose of allocating risk among the parties rather than establishing matters as facts, and (iii) were only made as of the date of the Asset Purchase Agreement and are modified in important part by the underlying disclosure schedules. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Asset Purchase Agreement is related to the voluntary petitions for relief under Chapter 11 of the Bankruptcy Code, filed by the Company and its subsidiaries, Nationwide Money Services, Inc., a Nevada corporation, Nationwide Ntertainment Services, Inc., a Nevada corporation and EFT Integration, Inc., a Florida corporation (together, the “Debtors”), on August 5, 2013, in the United States Bankruptcy Court for the District of Nevada (Reno Division) (the “Bankruptcy Court”). The Debtors will continue to manage their properties and operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

The foregoing description of the Asset Purchase Agreement, including all exhibits attached thereto, is qualified in its entirety by reference to the text of the Asset Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 2.1, and is incorporated herein by reference.

Item 7.01 Regulation FD.

The Company’s management has noticed high trading volume in the Company’s common stock, $0.001 par value, following its filing of Chapter 11 with the Bankruptcy Court on August 5, 2013. Stockholders of a company in Chapter 11 generally receive value only if all claims of the company’s secured and unsecured creditors are fully satisfied. In this case, the Company’s management strongly believes that it is highly unlikely that all such claims will be fully satisfied. Accordingly, it is expected that the Company’s equity holders will experience a complete loss of their investment as a result of the Company’s Chapter 11 bankruptcy proceedings, as previously disclosed in the Company’s Form 8-K filed on August 6, 2013 and in its Form 10-K for the fiscal year ended December 31, 2012.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	2.1	Asset Purchase Agreement, entered August 28, 2013, by and between Global Axcess Corp. (and affiliate Nationwide Ntertainment Services, Inc.) and E.T. Video, Inc.

Forward-Looking Statements

In addition to historical information, this Report contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Report are forward-looking statements. These statements speak only as of the date of this Report, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise.

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 bankruptcy proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in our Chapter 11 bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities. As previously disclosed in the Company’s risk factors set forth in its Form 10-K for the fiscal year ended December 31, 2012, as a result of the Company’s filing under Chapter 11 with the Bankruptcy Court, it is expected that the Company’s equity holders will experience a complete loss of their investment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP.

Dated: August 30, 2013	By: /s/ David Bagley
Name: David Bagley
Title: Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Asset Purchase Agreement, entered August 28, 2013, by and between Global Axcess Corp. (and affiliate Nationwide Ntertainment Services, Inc.) and E.T. Video, Inc.